UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

Maxygen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28401	77-0449487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Galveston Drive

Redwood City, CA 94063

(Address of Principal Executive Offices)

(650) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Maxygen, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 27, 2011. The following is a summary of the matters voted on at that meeting.

(a)	The Company’s stockholders reelected the six nominees for the Company’s board of directors. The persons elected to the Company’s board of directors and the number of shares cast for, the number of shares withheld, and broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Louis G. Lange	14,170,082	421,690	8,036,045
Kenneth B. Lee, Jr.	14,375,290	216,482	8,036,045
Ernest Mario	14,028,567	563,205	8,036,045
Gordon Ringold	14,344,990	246,782	8,036,045
Isaac Stein	14,410,389	181,383	8,036,045
James R. Sulat	13,950,419	641,353	8,036,045

(b)	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,494,885	101,972	30,960	0

(c)	The Company’s stockholders voted to approve the compensation of the Company’s named executive officers listed in the proxy statement for the 2011 annual meeting. The stockholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
13,734,278	156,194	701,300	8,036,045

(d)	The Company’s stockholders voted to approve management’s recommendation that the Company present stockholders with the opportunity to vote on the compensation awarded to its named executive officers annually. The stockholder vote is advisory and non-binding. The number of shares cast in favor of holding the vote annually, every two years or every three years, the number abstaining and the number of broker non-votes were as follows:

Annual	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
11,637,813	14,237	2,222,914	716,808	8,036,045

Item 8.01	Other Events.

On May 31, 2011, the Company issued a press release announcing a $10.0 million stock repurchase program. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated May 31, 2011 entitled “Maxygen Announces $10 Million Stock Repurchase Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXYGEN, INC.
(Registrant)

Date: May 31, 2011

/s/ James Sulat
(Signature)
	Name:	James Sulat
	Title:	Chief Executive Officer